STARBOARD INVESTMENT TRUST
QCI BALANCED FUND

Supplement dated October 13, 2021
to the Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”), each dated February 1, 2021

This Supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus, and SAI, and should be retained and read in conjunction with, the Prospectus, Summary Prospectus, and SAI for the Fund.

QCI Asset Management, Inc. (the “Advisor”) has served as investment advisor to the Fund since the Fund’s inception on January 30, 2014.  Pursuant to an Asset Purchase Agreement dated August 30, 2021, by and among QCI, H. Edward Shill, II, Gerald Furciniti and Wealth Enhancement Group, LLC, a Minnesota limited liability company (“WEG”), QCI agreed to sell and WEG agreed to purchase substantially all the assets of QCI’s investment advisory business (the "Transaction"). As a result of the Transaction, the investment advisory agreement dated May 3, 2017 (“Prior Advisory Agreement”) between the Trust, on behalf of the Fund, and QCI will be terminated upon the closing date of the Transaction, which is expected to be on or around November 1, 2021.

At a special meeting held on October 8, 2021, the Board of Trustees of the Trust (the “Board”) considered and approved NorthCrest Asset Management, LLC (“NorthCrest”), a wholly owned subsidiary of WEG, to serve as investment advisor to the Fund.  An Interim Investment Advisory Agreement (the “Interim Advisory Agreement”) with NorthCrest, with respect to the Fund, was approved at the meeting.  The Interim Advisory Agreement will go into effect upon the closing date of the Transaction, which is expected to be on or around November 1, 2021.

The Board also approved a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Advisor (the “New Advisory Agreement”).  The New Advisory Agreement was also approved by the majority of the outstanding voting securities of the Fund via written consent on October 8, 2021.  An information statement containing details of the Transaction will be mailed to shareholders of the Fund. The New Advisory Agreement will become effective 20 days after the mailing of a notice regarding the website availability of the information statement.

The New Advisory Agreement provides for the same advisory fee as the Prior Advisory Agreement. The New Advisory Agreement is substantially similar to the Prior Advisory Agreement in all material respects except the dates of its execution, effectiveness, and expiration are changed and NorthCrest is identified as the adviser instead of QCI. In addition, after NorthCrest begins serving as the investment adviser to the Fund, the Fund’s portfolio will continue to be managed on a day-to-day basis by the same portfolio managers, H. Edward Shill, CFA, and Gerald Furciniti, CFA. Each has served as a portfolio manager since the Fund’s inception.

For further information, please contact the Fund toll-free at 1-800-773-3863. You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.

Investors Should Retain This Supplement for Future Reference